SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):
                         May 13, 1997


                 SEARS ROEBUCK ACCEPTANCE CORP.

       (Exact name of registrant as specified in charter)



   Delaware          1-4040                51-0080535
(State or Other     (Commission         (IRS Employer
Jurisdiction of     File Number)        Identification No.)
Incorporation)



3711 Kennett Pike, Greenville, Delaware              19807
(Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code (302) 888-3112

Item 5.        Other Events.

          On May 13, 1997, Registrant executed a Pricing Agreement with Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. (the "Pricing Agreement"), as the several underwriters named therein, relating to $300,000,000 aggregate principal amount of Registrant's 6.95% Notes due May 15, 2002 pursuant to an Underwriting Agreement executed May 13, 1997, with Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., relating to debt securities.

          On June 13, 1997, Registrant executed a Distribution Agreement with Goldman, Sachs & Co, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanely & Co. Incorporated and Salomon Brothers Inc, as Agents, relating to the establishment of Medium-Term Notes Series IV in an aggregate principal amount not to exceed $1,750,000,000.

          On June 25, 1997, Registrant executed a Pricing
Agreement with Goldman, Sachs & Co. (the "Pricing Agreement"), as representative of the several underwriters named therein, relating to $500,000,000 aggregate principal amount of Registrant's 7% Notes due June 15, 2007 pursuant to an
Underwriting Agreement executed June 25, 1997, with Goldman,
Sachs & Co., relating to debt securities.


Item 7.        Financial Statements, Pro Forma Financial
               Information and Exhibits.

Exhibit No.

   1.1    Pricing Agreement, dated May 13, 1997, among
          Registrant, Sears, Roebuck and Co., Morgan Stanley &
          Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch,
        Pierce, Fenner & Smith Incorporated and J.P. Morgan
          Securities Inc.

   1.2 Underwriting Agreement, dated May 13, 1997, among Registrant, Sears, Roebuck and Co., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch,
        Pierce, Fenner & Smith Incorporated and J.P. Morgan
          Securities Inc.

   1.3    Distribution Agreement, dated June 13, 1997, among
          Registrant, Sears, Roebuck and Co., Goldman, Sachs &
          Co., Merrill Lynch, Pierce, Fenner & Smith
          Incorporated, Morgan Stanley & Co. Incorporated and
          Salomon Brothers Inc

   1.4    Pricing Agreement, dated June 25, 1997, among
          Registrant, Sears, Roebuck and Co. and Goldman, Sachs &
         Co.

   1.5    Underwriting Agreement, dated June 25, 1997, among
          Registrant, Sears, Roebuck and Co. and Goldman, Sachs &
         Co.


   4.1    Form of 6.95% Note.

   4.2    Form of Fixed Rate Medium-Term Note Series IV

   4.3    Form of Floating Rate Medium-Term Note Series IV

   4.4    Form of 7% Note

   5      Opinion of Nancy K. Bellis dated July 9, 1997, relating
         to the validity of $300,000,000 aggregate principal amount of 6.95% Notes due May 15, 2002, Medium-Term Notes Series IV and $500,000,000 aggregate principal amount of 7% Notes due June 15, 2007.

   8 Opinion of Baker & McKenzie, special tax counsel to Registrant.

   23     Consent of Nancy K. Bellis (included in Exhibit 5).

   99.1   Letter of Representations among Registrant, The Chase
          Manhattan Bank, as trustee, and The Depository Trust
          Company relating to Medium-Term Notes Series IV.

   99.2   Letter of Representations among Registrant, The Chase
          Manhattan Bank, as trustee, and The Depository Trust
          Company relating to $500,000,000 aggregate principal amount of 7% Notes due June 15, 2007.

                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SEARS ROEBUCK ACCEPTANCE CORP.




Date:  July  9, 1997          By:_/S/ Keith E. Trost__________
                                   KEITH E. TROST
                                   President

                          EXHIBIT INDEX

Exhibit No.

   1.1    Pricing Agreement, dated May 13, 1997, among
          Registrant, Sears, Roebuck and Co., Morgan Stanley &
          Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch,
        Pierce, Fenner & Smith Incorporated and J.P. Morgan
          Securities Inc.

   1.2 Underwriting Agreement, dated May 13, 1997, among Registrant, Sears, Roebuck and Co., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch,
        Pierce, Fenner & Smith Incorporated and J.P. Morgan
          Securities Inc.

   1.3    Distribution Agreement, dated June 13, 1997, among
          Registrant, Sears, Roebuck and Co., Goldman, Sachs &
          Co., Merrill Lynch, Pierce, Fenner & Smith
          Incorporated, Morgan Stanley & Co. Incorporated and
          Salomon Brothers Inc

   1.4    Pricing Agreement, dated June 25, 1997, among
          Registrant, Sears, Roebuck and Co. and Goldman, Sachs &
         Co.

   1.5    Underwriting Agreement, dated June 25, 1997, among
          Registrant, Sears, Roebuck and Co. and Goldman, Sachs &
         Co.


   4.1    Form of 6.95% Note.

   4.2    Form of Fixed Rate Medium-Term Note Series IV

   4.3    Form of Floating Rate Medium-Term Note Series IV

   4.4    Form of 7% Note

   5      Opinion of Nancy K. Bellis dated July 9, 1997, relating
         to the validity of $300,000,000 aggregate principal amount of 6.95% Notes due May 15, 2002, Medium-Term Notes Series IV and $500,000,000 aggregate principal amount of 7% Notes due June 15, 2007.

   8 Opinion of Baker & McKenzie, special tax counsel to Registrant.

   23     Consent of Nancy K. Bellis (included in Exhibit 5).

   99.1   Letter of Representations among Registrant, The Chase
          Manhattan Bank, as trustee, and The Depository Trust
          Company relating to Medium-Term Notes Series IV.

   99.2   Letter of Representations among Registrant, The Chase
          Manhattan Bank, as trustee, and The Depository Trust
          Company relating to $500,000,000 aggregate principal amount of 7% Notes due June 15, 2007.